Debt	12 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
DEBT
DEBT
The Company had no outstanding borrowings as of June 30, 2013 or June 30, 2012.
The Company has a revolving credit facility with a group of banks expiring in May 2017. This agreement provides for unsecured borrowings of up to $150,000. Fees on this facility range from 0.09% to 0.175% per year based upon the Company's leverage ratio at each quarter end. Borrowings under this agreement carry variable interest rates tied to either LIBOR, prime, or the bank’s cost of funds at the Company’s discretion. Unused lines under this facility, net of outstanding letters of credit of $8,696 to secure certain insurance obligations, totaled $141,304 at June 30, 2013 and are available to fund future acquisitions or other capital and operating requirements.
The Company has an agreement with Prudential Insurance Company for an uncommitted shelf facility that enables the Company to borrow up to $125,000 in additional long-term financing with terms of up to fifteen years. The agreement expires in February 2016. There were no borrowings under this agreement at June 30, 2013 or June 30, 2012.
The revolving credit facility and uncommitted shelf facility contain restrictive covenants regarding liquidity, net worth, financial ratios, and other covenants. At June 30, 2013, the most restrictive of these covenants required that the Company have consolidated income before interest, taxes, depreciation and amortization at least equal to 300% of net interest expense. At June 30, 2013, the Company was in compliance with all covenants.